Financial Instruments - Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement of Operations (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Derivative
Total	$ (10,430)	$ 1,235	$ (271)
Interest and finance costs, net
Derivative
Interest rate swaps	(1,272)	1,012	(1,054)
Bunker swaps	(10,402)	223	783
Bunker put options	$ 1,244	$ 0	$ 0